Other Non-current Assets - Summary of Other Non-Current Assets (Detail)	Dec. 31, 2017 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Other Assets, Noncurrent [Abstract]
Guarantee deposits held by Funding Partners	$ 367	¥ 2,390	¥ 5,675,452
Prepaid expenses	468,489	3,048,127	2,466,199
Others	521,672	3,394,154	3,695,329
Total	$ 990,528	¥ 6,444,671	¥ 11,836,980